EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-KSB, into the Company's previously filed Registration Statements-File Nos. 333-64171, 333-64173 and 333-79741.




                                                 /s/  ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
December 21, 1999